TESORO PETROLEUM CORPORATION

                 BOARD OF DIRECTORS DEFERRED PHANTOM STOCK PLAN



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                          TESORO PETROLEUM CORPORATION
                 BOARD OF DIRECTORS DEFERRED PHANTOM STOCK PLAN

                               TABLE OF CONTENTS

                                                                  Section

ARTICLE I -- DEFINITIONS

    Account. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1.1
    Beneficiary. . . . . . . . . . . . . . . . . . . . . . . . . . . .1.2
    Board of Directors . . . . . . . . . . . . . . . . . . . . . . . .1.3
    Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1.4
    Committee. . . . . . . . . . . . . . . . . . . . . . . . . . . . .1.5
    Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . .1.6
    Deferred Phantom Stock Ledger. . . . . . . . . . . . . . . . . . .1.7
    Disability . . . . . . . . . . . . . . . . . . . . . . . . . . . .1.8
    Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . .1.9
    NYSE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.10
    Participant. . . . . . . . . . . . . . . . . . . . . . . . . . . 1.11
    Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.12
    Plan Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.13
    Retirement . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.14
    Tesoro . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.15

ARTICLE II - ELIGIBILITY

ARTICLE III - INITIAL TRANSFER, YEARLY ACCRUAL AND DEFERRALS

    Transfer . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3.1
    Yearly Accrual . . . . . . . . . . . . . . . . . . . . . . . . . .3.2
    Election to Defer. . . . . . . . . . . . . . . . . . . . . . . . .3.3
    Failure to Elect . . . . . . . . . . . . . . . . . . . . . . . . .3.4
    Revocation of Election . . . . . . . . . . . . . . . . . . . . . .3.5
    Timing and Form of Election. . . . . . . . . . . . . . . . . . . .3.6

ARTICLE IV - ACCOUNT

    Establishing a Participant's Account . . . . . . . . . . . . . . .4.1
    Credit of Initial Transfer, Yearly Accruals and Deferrals. . . . .4.2
    Crediting of Dividends and Distributions . . . . . . . . . . . . .4.3

ARTICLE V - VESTING

    Deferrals. . . . . . . . . . . . . . . . . . . . . . . . . . . . .5.1

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                         TABLE OF CONTENTS (CONTINUED)

                                                                  Section

    Yearly Accrual . . . . . . . . . . . . . . . . . . . . . . . . . .5.2
    Transfer . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5.3
    General Vesting Provisions . . . . . . . . . . . . . . . . . . . .5.4

ARTICLE VI - DISTRIBUTIONS

    Form and Period of Distribution. . . . . . . . . . . . . . . . . .6.1
    Death/Beneficiary Designation. . . . . . . . . . . . . . . . . . .6.2
    Disability . . . . . . . . . . . . . . . . . . . . . . . . . . . .6.3
    Retirement . . . . . . . . . . . . . . . . . . . . . . . . . . . .6.4
    Cessation as a Director Prior to Death, Disability or Retirement .6.5 Responsibility for Distributions and
      Withholding of Taxes . . . . . . . . . . . . . . . . . . . . . .6.6

ARTICLE VII - ADMINISTRATION

    Committee Appointment. . . . . . . . . . . . . . . . . . . . . . .7.1
    Committee Organization and Voting. . . . . . . . . . . . . . . . .7.2
    Powers of the Committee. . . . . . . . . . . . . . . . . . . . . .7.3
    Committee Discretion . . . . . . . . . . . . . . . . . . . . . . .7.4
    Annual Statements. . . . . . . . . . . . . . . . . . . . . . . . .7.5
    Reimbursement of Expenses. . . . . . . . . . . . . . . . . . . . .7.6

ARTICLE VIII - AMENDMENT AND/OR TERMINATION

    Amendment or Termination of the Plan . . . . . . . . . . . . . . .8.1
    No Retroactive Effect on Account . . . . . . . . . . . . . . . . .8.2
    Effect of Termination. . . . . . . . . . . . . . . . . . . . . . .8.3

ARTICLE IX - FUNDING


ARTICLE X - MISCELLANEOUS

    Limitation of Rights . . . . . . . . . . . . . . . . . . . . . . 10.1
    Distributions to Incompetents or Minors. . . . . . . . . . . . . 10.2
    Nonalienation of Benefits. . . . . . . . . . . . . . . . . . . . 10.3
    Reliance Upon Information  . . . . . . . . . . . . . . . . . . . 10.4
    Severability . . . . . . . . . . . . . . . . . . . . . . . . . . 10.5

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                         TABLE OF CONTENTS (CONTINUED)

                                                                  Section

    Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10.6
    Gender and Number. . . . . . . . . . . . . . . . . . . . . . . . 10.7
    Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . 10.8

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

                          TESORO PETROLEUM CORPORATION

                 BOARD OF DIRECTORS DEFERRED PHANTOM STOCK PLAN


         WHEREAS, Tesoro Petroleum Corporation has previously established a Non-Employee Director Retirement Plan (the "Director Retirement Plan") for non-employee members of the Board of Directors;

         WHEREAS, the Board of Directors wishes to align Director compensation more directly with the shareholders' interest;

         WHEREAS, the Board of Directors has determined that it is more in the interest of the shareholders to amend the Director Retirement Plan so as to (i) freeze that plan and convert all of the interest of the current Directors under the plan to a lump sum present value which will be transferred to and become the initial Account balance of the Directors in the Tesoro Petroleum Corporation Board of Directors Deferred Phantom Stock Plan and (ii) provide for future annual accruals to the Account balance of the Directors, so that after the amendment and transfer only those retired Directors who have begun receiving benefits under the Director's Retirement Plan shall remain participants in that plan;

         WHEREAS, the Board of Directors has determined that it is in the interest of shareholders to allow Directors to defer all or part of the portion of their annual retainer not paid in restricted stock into their Account hereunder;

         WHEREAS, the Board of Directors has now determined the terms and conditions of the Tesoro Petroleum Corporation Board of Directors Deferred Phantom Stock Plan and wish to formally establish the plan;

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         NOW,  THEREFORE,  Tesoro  Petroleum Corporation through this instrument establishes the Tesoro Petroleum Corporation Board of Directors Deferred Phantom Stock Plan which shall be as follows:

                                   ARTICLE I

                                  DEFINITIONS


         1.1    ACCOUNT.   "Account"  means  a   Participant's  Account  in  the
Deferred Phantom Stock Ledger maintained by the Committee which reflects the benefits a Participant is entitled to under this Plan.

         1.2    BENEFICIARY.   "Beneficiary" means a person or entity designated
by the Participant under the terms of this Plan to receive any amounts distributed under the Plan upon the death of the Participant.

         1.3 BOARD OF DIRECTORS. "Board of Directors" means the Board of Directors of Tesoro.

         1.4    CODE.   "Code"  means  the  Internal  Revenue  Code  of 1986, as
amended from time to time.

         1.5 COMMITTEE. "Committee" means the persons who are from time to time serving as the Tesoro Petroleum Corporation Retirement Plan Committee.

         1.6 COMMON STOCK. "Common Stock" means the $.16-2/3 par value common stock of Tesoro.

         1.7 DEFERRED PHANTOM STOCK LEDGER. "Deferred Phantom Stock Ledger" means the ledger maintained by the Committee for all Participants, which reflects the amount transferred from the Director Retirement Plan, the yearly accrual to each Participant under this

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Plan,  the  one time committee chairman accrual to a Participant under this Plan and the amount of each Participant's director retainer fees for the year which is eligible for deferral if it has been deferred by the Participant and the amount of dividends credited to his Account.

         1.8    DISABILITY.   "Disability"  means a physical or mental condition
that meets the eligibility requirements for the receipt of disability income under the federal Social Security Act.

         1.9    EFFECTIVE DATE.  "Effective Date" means March 6, 1997.

         1.10 NYSE. "NYSE" shall mean the New York Stock Exchange, or, if the Common Stock is no longer traded on such exchange, the principal stock exchange or other securities market in which the Common Stock is publicly traded.

         1.11   PARTICIPANT.   "Participant"  means  a  member  of  the Board of
Directors of Tesoro who is not otherwise employed by Tesoro or a subsidiary of Tesoro.

         1.12 PLAN. "Plan" means the Tesoro Petroleum Corporation Board of Directors Deferred Phantom Stock Plan set forth in this document, as amended from time to time.

         1.13   PLAN YEAR.  "Plan Year" means the calendar year.

         1.14 RETIREMENT. "Retirement" or "Retires" means the retirement of a Participant from the Board of Directors of Tesoro as a result of reaching the age when he no longer may stand for election under the Company's Governance Policy or otherwise ceasing to be a Director after service of at least three years as a director and the Board by a duly adopted resolution declares the Participant to have retired.

         1.15   TESORO.  "Tesoro" means the Tesoro Petroleum Corporation.

                                      I-2
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                                   ARTICLE II

                                  ELIGIBILITY


         All members of the Board of Directors who are not otherwise employed and have not been employed within the last three years by Tesoro or a subsidiary of Tesoro will be eligible to participate in this Plan. Any eligible member of the Board of Directors will automatically become a Participant in this Plan.

                                      II-1
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                                  ARTICLE III

                 INITIAL TRANSFER, YEARLY ACCRUAL AND DEFERRALS


         3.1 TRANSFER. Upon the establishment of the Plan the present value of the lump sum accrued benefit of each Director listed in Exhibit A to this Plan shall be transferred from the Director Retirement Plan to this Plan. The transfer shall be credited to his Account in the Deferred Phantom Stock Ledger as of the Effective Date of this Plan. By participating in, and accepting benefits under, this Plan, as acknowledged in writing, each Director waives any and all rights he may have under the Director Retirement Plan.

         3.2 YEARLY ACCRUAL. Each Plan Year, commencing with 1997, each Participant shall have credited to his Account in the Deferred Phantom Stock Ledger as of the last day of the Plan Year the sum of $7,250.00; and each Participant who is serving as a chairman of a committee of the Board of Directors immediately prior to his termination as a director and who has served at least three years as a director shall have an additional amount of $5,000.00 credited to his account in the Deferred Phantom Stock Ledger as of the date he ceases to be a director. The yearly accruals for being a member of the Board of Directors are limited to 15 full annual accruals (partial accruals being aggregated for the purposes of this limitation), taking into account both the previous accruals of retirement benefits under the Director Retirement Plan (based on the Effective Date of service as listed in Exhibit A) and accruals under this Plan. In the event a director only serves for part of a Plan year, the $7,250 accrued shall be pro rated based on the actual number of days served.

         3.3 ELECTION TO DEFER. Each Participant shall have the right to elect to defer any part or all of the cash portion of his annual director retainer fee. The election to defer is

                                     III-1
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effective  only  if  received  by  the  Committee  in  proper  form prior to the beginning of the Plan Year or Years for which it is to be applicable. Once a Plan Year has commenced the election to defer becomes irrevocable for that Plan Year and shall remain in effect for all subsequent Plan Years until revoked
pursuant to Section  3.5.   The  initial  election  to  defer  will be effective
immediately for any director retainer fees not yet paid.

         3.4 FAILURE TO ELECT. If the Committee fails to receive a Participant's election in proper form prior to the beginning of a Plan Year for which no prior election is effective, the Participant will be deemed to have elected not to defer the cash portion of his director retainer fees for that Plan Year.

         3.5 REVOCATION OF ELECTION. Each Participant shall have the right to revoke any prior election to defer the cash portion of his director retainer fees. Any revocation of election shall be effective only on a prospective basis beginning with the Plan Year next following the Committee's receipt of the revocation in proper form. If the Committee fails to receive a Participant's election for revocation of election in proper form prior to the beginning of a Plan Year, the Participant will be deemed to have elected to defer the cash portion of his director retainer fees in the same percentage as his current deferral.

         3.6 TIMING AND FORM OF ELECTION. The Committee shall have the right to make such rules and regulations regarding the election or revocation of election to defer as are not inconsistent with the requirements of Sections 3.3,
3.4 and 3.5, including establishing election periods, forms for election and all other pertinent matters.

                                     III-2
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                                   ARTICLE IV

                                    ACCOUNT


         4.1 ESTABLISHING A PARTICIPANT'S ACCOUNT. The Committee will establish an Account for each Participant in a special Deferred Phantom Stock Ledger which will be maintained by Tesoro. The Account will reflect the amount of Tesoro's obligation to the Participant.

         4.2 CREDIT OF INITIAL TRANSFER, YEARLY ACCRUALS AND DEFERRALS. As of the Effective Date of this Plan the Committee shall have credited to each Participant's Account in the Deferred Phantom Stock Plan Ledger the present value of the accrued benefit of that Participant set out in Exhibit A to this Plan, which has been transferred from the Director Retirement Plan to this Plan. Then, upon completion of each Plan Year on the last day of the Plan Year the Committee will credit to each Participant $7,250.00 and to each Participant who is serving as a chairman of a committee of the Board of Directors at the time of his termination as a director and who has served at least three years as a director, an additional $5,000.00 on the date of termination as a director. Finally, upon completion of each quarter of the fiscal year of Tesoro, the Committee will determine, as soon as administratively practicable, the amount of each Participant's director retainer fees that have been deferred for that quarter and will credit that amount to the Participant's Account in the Deferred Phantom Stock Ledger as of the last business day of that fiscal quarter. Each transfer, accrual or deferral shall be credited to the Participant's Account in units based upon the number of shares, including fractions thereof, of Common Stock that could have been purchased with the dollar amount credited, without taking

                                      IV-1

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into account any brokerage fees, taxes or other expenses which might be incurred in such a transaction, based upon the closing quotation on the NYSE on the date the amount is credited.

         4.3 CREDITING OF DIVIDENDS AND DISTRIBUTIONS. When dividends are declared and paid, or other distributions, whether stock, property, cash, rights or other are made with respect to the Common Stock, those dividends or distributions shall be accrued in a Participant's Account based upon the units then credited to the Participant's Account. The dividends or other distributions in the form of shares of Common Stock shall be credited to the Account as additional units. The dividends or other distributions or rights in any other form, other than Common Stock, shall be valued at fair market value as determined, in the case of non cash distributions, by resolutions duly adopted by the Committee and shall then be credited to each Account as additional units. The procedure for determining the number of units shall be that used in Section 4.2, including any fractional shares. All such units shall be credited as of the date the dividend or distribution upon which the unit is based is paid or issued.

                                      IV-2
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                                   ARTICLE V

                                    VESTING


         5.1 DEFERRALS. All director retainer fees which are deferred pursuant to Section 3.3 under an election by the Director and are credited to his Account in the Deferred Phantom Stock Ledger as well as the $5000 accrual for acting as a chairman of a committee of the Board of Directors pursuant to
Section 3.2 shall be 100% vested at all times, together with their pro rata share of all appreciation or depreciation and all income earned.

         5.2 YEARLY ACCRUAL. All yearly accruals pursuant to Section 3.2 credited to a Director's Account in the Deferred Phantom Stock Ledger, together with their pro rata share of all appreciation or depreciation and all income earned, shall immediately vest in full once the Participant has completed three full years of service (including all service prior to the Effective Date) as a member of the Board of Directors.

         5.3 TRANSFER. The present value of the accrued benefit previously awarded a member of the Board of Directors under the Director Retirement Plan listed in Exhibit A that has been transferred to this Plan and credited to a Director's Account in the Deferred Phantom Stock Ledger shall be 100% vested for all Directors who have served three full years as a member of the Board of Directors prior to the date hereof and all other Directors shall vest 100% after the Director has served three full years as a member of the Board of Directors (including service prior to the date hereof), together with its pro rata share of all appreciation or depreciation and all income earned.

         5.4 GENERAL VESTING PROVISIONS. Service for the purpose of vesting under this Article V shall commence on the date of the Participant's initial election to the Board of

                                      V-1
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Directors.  If a Director voluntarily resigns or is removed from  the  Board  of
Directors, or is not re-elected to the Board, prior to meeting the three full years of service requirement, he shall forfeit all amounts not then vested. If a Director dies, Retires or becomes disabled, he shall be 100% vested in all amounts credited to his Account without regard to his years of service on the Board of Directors.

                                      V-2
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                                   ARTICLE VI

                                 DISTRIBUTIONS


         6.1    FORM AND PERIOD OF DISTRIBUTION.

              (a) Election, Revocation or Change of Election of the Form and Period of Distribution. Each Participant shall have the right to elect, to revoke, or to change any prior election of the form and period of distribution at the time and under the rules established by the Committee; provided that the initial election hereunder must be made within 60 days of the Effective Date or within 30 days of a Participant's first election to the Board of Directors. The initial election of form and period of distribution if received by the Committee in proper form shall be effective immediately. All other elections of form and period of distribution and all revocations or changes of election of form and period of distribution shall be effective only if the election, revocation or change is received by the Committee in proper form one year prior to the event which requires a distribution under this Plan. During that one year period prior to the effective date of an election, revocation or change, the last effective election, revocation or change made by the Participant shall continue to remain in force.

              (b) Option As to Period of Distribution. A Participant may elect either a total distribution, which distribution shall be made 30 days after the event requiring distribution, or annual installments, not to exceed ten years, the first installment of which shall be made 30 days after the event occurs which requires distribution and each succeeding annual installment being made on the same day of each succeeding calendar year, or if such day is not a normal business day, the next business day, until the entire

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    Account  has  been  fully distributed.  If the Participant elects to receive annual installments, then the entire Account shall be divided in to a number of equal parts equal to the number of the installments. Each such part shall continue to appreciate or depreciate and to accrue income thereon until such time as a part is to be distributed as an installment.

              (c) No Effective Election. If there is no effective election as to form or period of distribution the Participant shall be conclusively deemed to have elected one total distribution.

              (d) Type of Distribution. Each distribution shall be in cash. The Common Stock in the Account with respect to which the distribution is to be made shall be valued at the closing quotation on the NYSE on the business day immediately preceding the date on which the cash distribution is made.

              (e)    Event    Requiring   Distributions.    Death,   disability,
    Retirement or cessation as a Director as contemplated by Section 6.5 shall constitute an event requiring a distribution.

         6.2 DEATH/BENEFICIARY DESIGNATION. Upon the death of a Participant, the Participant's Beneficiary or Beneficiaries will receive the cash value of the balance as of the date of death then credited plus any pro rata amounts not yet posted to the Participant's Account in the Deferred Phantom Stock Ledger.

         Each Participant, at the time of making his initial deferral election, must file with the Committee a designation of one or more Beneficiaries to whom distributions otherwise due the Participant will be made in the event of his death prior to the complete distribution of the Participant's Account in the Deferred Phantom Stock Ledger. The designation will be effective upon receipt by the Committee of a properly executed form which the Committee has approved for that purpose. The Participant may from time to time revoke or change any designation of Beneficiary by filing another approved Beneficiary designation form with the Committee. If there is no valid designation of Beneficiary on file with the Committee at the time of the Participant's death, or if all of the Beneficiaries designated in the last Beneficiary designation have predeceased the Participant or otherwise ceased to exist, the Beneficiary will be the Participant's spouse, if the spouse survives the Participant, or otherwise the Participant's estate. A Beneficiary must survive the Participant by 60 days in order to be considered to be living on the date of the Participant's death. If any Beneficiary survives the Participant but dies or otherwise ceases to exist before receiving all amounts due the Beneficiary from the Participant's Account, the balance of the amount which would have been paid to that Beneficiary will, unless the Participant's designation provides otherwise, be distributed to the individual deceased Beneficiary's estate or to the Participant's estate in the case of a Beneficiary which is not an individual. Any Beneficiary designation which designates any person or entity other than the Participant's spouse must include the written consent, in a form acceptable to the Committee, of the spouse in order to be effective.

         6.3 DISABILITY. Upon incurring a Disability, the Participant shall receive his entire Account in the Deferred Phantom Stock Ledger at the time and in the manner provided in Section 6.1.

         6.4 RETIREMENT. Upon Retirement, the Participant shall receive his entire Account in the Deferred Phantom Stock Ledger at the time and in the manner provided in Section 6.1.

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         6.5    CESSATION   AS   A   DIRECTOR  PRIOR  TO  DEATH,  DISABILITY  OR
RETIREMENT. Upon a Participant's ceasing to serve on the Board of Directors after three full years of service on the Board of Directors, other than as a result of death, Disability or Retirement, the Participant shall receive his entire Account in the Deferred Compensation Ledger which has vested at the time and in the manner provided in Section 6.1.

         6.6 RESPONSIBILITY FOR DISTRIBUTIONS AND WITHHOLDING OF TAXES. The Committee will furnish information to Tesoro concerning the period and form of distribution to be made to any Participant entitled to a distribution so that Tesoro can make the distribution required. The Committee will also calculate the deductions to be made from all distributions under the Plan for any taxes required to be withheld by federal, state or local government and will cause them to be withheld.

                                      VI-4
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                                  ARTICLE VII

                                 ADMINISTRATION


         7.1 COMMITTEE APPOINTMENT. The Committee will be comprised of the Tesoro Petroleum Corporation Retirement Committee as it is constituted from time to time. The Board of Directors will have the sole discretion to remove any one or more Committee members and appoint one or more replacement or additional Committee members from time to time.

         7.2 COMMITTEE ORGANIZATION AND VOTING. The Committee will select from among its members a chairman who will preside at all of its meetings and will elect a secretary without regard to whether that person is a member of the Committee. The secretary will keep all records, documents and data pertaining to the Committee's supervision and administration of the Plan. A majority of the members of the Committee will constitute a quorum for the transaction of business and the vote of a majority of the members present at any meeting will decide any question brought before the meeting. In addition, the Committee may decide any question by vote, taken without a meeting, of a majority of its members. A member of the Committee who is also a Participant will not vote or act on any matter relating solely to himself.

         7.3 POWERS OF THE COMMITTEE. The Committee will have the exclusive responsibility for the general administration of the Plan according to the terms and provisions of the Plan and will have all powers necessary to accomplish those purposes, including but not by way of limitation the right, power and authority:

              (a) to make rules and regulations for the administration of the Plan;

              (b)    to  construe  all   terms,   provisions,   conditions   and
    limitations of the Plan;

                                     VII-1

              (c) to correct any defect, supply any omission or reconcile any inconsistency that may appear in the Plan in the manner and to the extent it deems expedient to carry the Plan into effect for the greatest benefit of all parties at interest;

              (d)    to designate the persons eligible to become Participants;

              (e)    to   determine   all    controversies   relating   to   the
    administration of the Plan, including but not limited to:

                   (i) differences of opinion arising between Tesoro and a Participant; and

                   (ii) any question it deems advisable to determine in order to promote the uniform administration of the Plan for the benefit of all parties at interest; and

              (f)    to  delegate  by  written   notice   those   clerical   and
    recordation duties of the Committee, as it deems necessary or advisable for the proper and efficient administration of the Plan.

         7.4 COMMITTEE DISCRETION. The Committee in exercising any power or authority granted under this Plan or in making any determination under this Plan shall perform or refrain from performing those acts using its sole discretion and judgment. Any decision made by the Committee or any refraining to act or any act taken by the Committee in good faith shall be final and binding on all parties. The Committee's decision shall be final and binding on all parties and shall not be subject to review.

         7.5 ANNUAL STATEMENTS. The Committee will cause each Participant to receive an annual statement as soon as administratively practicable after the conclusion of each Plan Year containing the units credited to his Account during that Plan Year, the total units credited

                                     VII-2
to his Account at the end of the Plan Year and the value of those units at the end of the Plan Year.

         7.6 REIMBURSEMENT OF EXPENSES. The Committee will serve without compensation for their services but will be reimbursed by Tesoro for all expenses properly and actually incurred in the performance of their duties under the Plan.

                                     VII-3

                                  ARTICLE VIII

                          AMENDMENT AND/OR TERMINATION


         8.1 AMENDMENT OR TERMINATION OF THE PLAN. The members of the Board of Directors may amend or terminate this Plan at any time by an instrument in writing.

         8.2 NO RETROACTIVE EFFECT ON ACCOUNT. No amendment will affect the rights of any Participant to the units then standing to his credit in his Account in the Deferred Phantom Stock Ledger or change the method of valuing the units then credited to his Account without the Participant's consent.

         8.3 EFFECT OF TERMINATION. If the Plan is terminated, each Participant's Account shall become fully vested. Distribution shall commence in accordance with Section 6.4 as if the Participant Retired on the date of termination of the Plan as soon as conveniently practicable.

                                     VIII-1

                                   ARTICLE IX

                                    FUNDING


         It is specifically recognized by both Tesoro and the Participants that this Plan is only a general corporate commitment and that each Participant must rely upon the general credit of Tesoro for the fulfillment of its obligations. Under all circumstances the rights of Participants to any asset held by Tesoro will be no greater than the rights expressed in this agreement. Nothing contained in this agreement will constitute a guarantee by Tesoro that the assets of Tesoro will be sufficient to pay any benefits under this Plan or would place the Participant in a secured position ahead of general creditors of Tesoro. The Plan will not create any lien, claim, encumbrance, right, title or other interest of any kind whatsoever in any Participant in any asset held by Tesoro. No specific assets of Tesoro have been or will be set aside, or will in any way be transferred to any trust or will be pledged in any way for the performance of Tesoro's obligations under this Plan which would remove those assets from being subject to the general creditors of Tesoro.

                                   ARTICLE X

                                 MISCELLANEOUS


         10.1   LIMITATION OF RIGHTS.  Nothing in this Plan will be construed:

              (a) to give a Participant any right with respect to any amount credited in the Deferred Phantom Stock Ledger, except in accordance with the terms of this Plan;

              (b) to limit in any way the right of Tesoro to remove a Participant from the Board of Directors at any time;

              (c) to evidence any agreement or understanding, expressed or implied, that Tesoro will retain a Participant as a member of the Board of Directors for any particular remuneration; or

              (d) to give a Participant or any other person claiming through him any interest or right under this Plan other than that of any unsecured general creditor of Tesoro.

         10.2 DISTRIBUTIONS TO INCOMPETENTS OR MINORS. Should a Participant become incompetent or should a Participant designate a Beneficiary who is a minor or incompetent, the Committee is authorized to distribute any funds due to the parent of the minor or to the guardian of the minor or incompetent or directly to the minor or to apply those funds for the benefit of the minor or incompetent in any manner the Committee determines in its sole discretion.

         10.3 NONALIENATION OF BENEFITS. No right or benefit provided in this Plan will be transferable by the Participant except, upon his death, to a named Beneficiary as provided in this Plan. No right or benefit under this Plan will be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same will be void. No right or benefit under this Plan will in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to a benefit. If any Participant or any Beneficiary becomes bankrupt or attempts to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under this Plan, that right or benefit will, in the discretion of the Committee, cease. In that event, the Committee may have Tesoro hold or apply the right or benefit or any part of it to the benefit of the Participant or Beneficiary, his or her spouse, children or other dependents or any of them in any manner and in any proportion the Committee believes to be proper in its sole and absolute discretion, but is not required to do so.

         10.4 RELIANCE UPON INFORMATION. The Committee will not be liable for any decision or action taken in good faith in connection with the administration of this Plan. Without limiting the generality of the foregoing, any decision or action taken by the Committee when it relies upon information supplied it by any officer of Tesoro, Tesoro's legal counsel, Tesoro's independent accountants or other advisors in connection with the administration of this Plan will be deemed to have been taken in good faith.

         10.5 SEVERABILITY. If any term, provision, covenant or condition of the Plan is held to be invalid, void or otherwise unenforceable, the rest of the Plan will remain in full force and effect and will in no way be affected, impaired or invalidated.

         10.6 NOTICE. Any notice or filing required or permitted to be given to the Committee or a Participant will be sufficient if in writing and hand delivered or sent by U.S. mail to the principal office of Tesoro or to the residential mailing address of the Participant. Notice will be deemed to be given as of the date of hand delivery or if delivery is by mail, as of the date shown on the postmark.

         10.7 GENDER AND NUMBER. Words used in this Plan of one gender are to be construed as though they were also used in another gender in all cases where they would so apply and likewise words in the singular or plural are to be construed as though they also included the other in all cases where they would so apply.

         10.8 GOVERNING LAW. The Plan will be construed, administered and governed in all respects by the laws of the State of Texas.

         IN WITNESS WHEREOF, Tesoro has executed this document on this 24th day of April 1997, as authorized by the Board of Directors of Tesoro on the 6th day of March 1997.

                             TESORO PETROLEUM CORPORATION



                             By /S/ James C. Reed, Jr.
                                    James C. Reed, Jr.
                                    Executive Vice President,
                                    General Counsel and Secretary

                                   EXHIBIT A


         Present Value of Accrued Retirement Benefit under the Tesoro Petroleum Corporation Directors' Retirement Plan which was transferred to this Plan on the Effective Date.



                            Present Value
                             of Accrued
                         Benefit as of March 1,     Effective Date of
      Director                  1997                    Service

Caverly, Robert J.                   147,440           04/30/92

Grapstein, Steven H.                  29,557           04/30/92

Johnson, William J.                    9,056           06/06/96

Kaufman, Alan J.                       9,462           04/12/96

Mason, Raymond K.                    149,922           04/27/83

Ward, Patrick J.                      14,194           03/11/96

Weidenbaum, Murray L.                 74,924           04/30/92